Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Large Capital Growth Fund

(the “Fund”)

Supplement dated June 25, 2019, to the Fund’s

Summary Prospectus dated October 1, 2018, as supplemented and amended to date

Effective as of July 1, 2019, the following changes are made to the Fund’s Prospectus:

In the section entitled “Investment Adviser,” on page 3 of the Summary Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title

Jeffrey Constantino	2013	Investment Officer and Portfolio Manager

Joseph Skorski	2019	Investment Officer and Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.